Income taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block

Note 39 – Income taxes

The components of income tax (benefit) expense for the years ended December 31, are summarized in the following table.

(In thousands)	2012	2011	2010
Current income tax expense:
Puerto Rico	$108,090	$107,343	$119,729
Federal and States	998	1,722	628
Subtotal	109,088	109,065	120,357
Deferred income tax (benefit) expense:
Puerto Rico	(138,632)	(99,636)	(510)
Federal and States	3,141	2,211	(11,617)
Adjustment for enacted changes in income tax laws	-	103,287	-
Subtotal	(135,491)	5,862	(12,127)
Total income tax (benefit) expense	$(26,403)	$114,927	$108,230

The reasons for the difference between the income tax (benefit) expense applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico, were as follows:

	2012		2011		2010
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$65,662	30%	$79,876	30%	$100,586	41%
Benefit of net tax exempt interest income	(25,540)	(12)	(31,379)	(12)	(7,799)	(3)
Effect of income subject to preferential
tax rate [1]	(78,132)	(36)	(1,852)	(1)	(143,844)	(59)
Deferred tax asset valuation allowance	166	-	7,192	3	143,754	59
Non-deductible expenses	23,093	11	21,756	8	28,130	11
Difference in tax rates due to multiple
jurisdictions	(6,034)	(3)	(8,555)	(3)	13,908	6
Initial adjustment in deferred tax due to
change in tax rate	-	-	103,287	39	-	-
Recognition of tax benefits from previous
years [2]	-	-	(53,615)	(20)	0	0
Unrecognized tax benefits	(8,985)	(4)	(5,160)	(2)	-	-
Others	3,367	2	3,377	1	(26,505)	(11)
Income tax (benefit) expense	$(26,403)	(12)%	$114,927	43%	$108,230	44%

[1] Includes the impact of the Closing Agreement with the P.R. Treasury signed in June 2012 and income from investments in subsidiaries subject to preferential tax rates.

[2] Represents the impact of the Ruling and Closing Agreement with the P.R. Treasury signed in June 2011.

The results for the year ended December 31, 2012 reflect a tax benefit of $72.9 million, recorded during the second quarter, related to the reduction of the deferred tax liability on the estimated gains for tax purposes related to the loans acquired from Westernbank (the “Acquired Loans”). In June 2012, the Puerto Rico Department of the Treasury (the “P.R. Treasury”) and the Corporation entered into a Closing Agreement (the “Closing Agreement”) to clarify that the Acquired Loans are a capital asset and any gain resulting from such loans will be taxed at the capital gain tax rate of 15% instead of the ordinary income tax rate of 30%, thus reducing the deferred tax liability on the estimated gain and recognizing an income tax benefit for accounting purposes.

The results for the year ended December 31, 2011 reflect an income tax expense of $ 103.3 million due to the effect on the net deferred tax asset of the reduction in the marginal corporate income tax rate from 39% to 30% as a result of the enactment on January 31, 2011 of a new Internal Revenue Code in Puerto Rico. The results also reflect a tax benefit of $53.6 million, as a result of a private ruling and a Closing Agreement entered into with the P.R. Treasury. In June 2011, the P.R. Treasury and the Corporation signed a Closing Agreement in which both parties agreed that for tax purposes the deductions related to certain charge-offs recorded on the financial statements of the Corporation for years 2009 and 2010 will be deferred until years 2013 through 2016. The tax benefit resulted from the recovery of certain tax benefits not previously recorded during 2009 (the benefit of reduced tax rates for capital gains) and 2010 (the benefit of exempt income) that were previously unavailable to the Corporation as a result of being in a loss position during such years.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation's deferred tax assets and liabilities at December 31 were as follows:

(In thousands)	2012	2011
Deferred tax assets:
Tax credits available for carryforward	$2,666	$3,459
Net operating loss and other carryforward available	1,201,174	1,174,488
Postretirement and pension benefits	97,276	104,663
Deferred loan origination fees	6,579	6,788
Allowance for loan losses	592,664	605,105
Deferred gains	10,528	11,763
Accelerated depreciation	6,699	5,527
Intercompany deferred gains	3,891	4,344
Other temporary differences	31,864	27,341
Total gross deferred tax assets	1,953,341	1,943,478
Deferred tax liabilities:
Differences between the assigned values and the tax basis of assets and liabilities
recognized in purchase business combinations	37,281	32,293
Difference in outside basis between financial and tax reporting on sale of a business	6,400	20,721
FDIC-assisted transaction	53,351	142,000
Unrealized net gain on trading and available-for-sale securities	51,002	73,991
Deferred loan origination costs	3,459	4,277
Other temporary differences	10,142	6,187
Total gross deferred tax liabilities	161,635	279,469
Valuation allowance	1,260,542	1,259,358
Net deferred tax asset	$531,164	$404,651

The net deferred tax asset shown in the table above at December 31, 2012 is reflected in the consolidated statements of financial condition as $ 541 million in net deferred tax assets (in the “other assets” caption) (2011 - $ 430 million in deferred tax asset in the “other assets” caption) and $10 million in deferred tax liabilities (in the “other liabilities” caption) (2011 - $25 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

At December 31, 2012, the Corporation had total tax credits of $ 2.7 million that will reduce the regular income tax liability in future years expiring in annual installments through the year 2015.

Included as part of the other carryforwards available are $36.3 million related to contributions to Banco Popular de Puerto Rico qualified pension plan and $2.4 million of other net operating loss carryforwards (“NOLs”) that have no expiration date. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2012 expires as follows:

(In thousands)
2013	$1,447
2016	7,263
2017	8,542
2018	15,505
2019	230
2021	76
2022	971
2023	1,248
2027	65,165
2028	510,675
2029	195,014
2030	193,707
2031	136,657
2032	25,914
$1,162,414

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. The determination of whether a deferred tax asset is realizable is based on weighting all available evidence, including both positive and negative evidence. The realization of deferred tax assets, including carryforwards and deductible temporary differences, depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The analysis considers all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in prior carryback years and tax-planning strategies.

The Corporation's U.S. mainland operations are in a cumulative loss position for the three-year period ended December 31, 2012 taking into account taxable income adjusted by temporary differences. For purposes of assessing the realization of the deferred tax assets in the U.S. mainland operations, this cumulative taxable loss position is considered significant negative evidence, which evaluated along with of all sources of taxable income available to realize the deferred tax asset, has caused management to conclude that it is more-likely-than-not that the Corporation will not be able to fully realize the deferred tax assets in the future. At December 31, 2012, the Corporation recorded a valuation allowance of $ 1.3 billion on the deferred tax assets of its U.S. operations (December 31, 2011 - $ 1.3 billion).

At December 31, 2012, the Corporation's net deferred tax assets related to its Puerto Rico operations amounted to $558 million. The Corporation's Puerto Rico banking operations are no longer in a cumulative loss position. These operations show a cumulative income position for the three-year period ended December 31, 2012 taking into account taxable income exclusive of reversing temporary differences (adjusted taxable income). The sustained profitability during the years 2011 and 2012 is considered a strong piece of objectively verifiable positive evidence for the evaluation of the deferred tax asset valuation allowance. Based on this evidence and its estimate of adjusted taxable income for future years, the Corporation has concluded that it is more likely than not that the net deferred tax asset of the Puerto Rico operations will be realized.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation's federal income tax provision (benefit) for 2012 was $4.4 million (2011 – $1.1 million; 2010 – $ (8.9) million). The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2011	$26.3
Additions for tax positions related to 2011	3.7
Additions for tax positions taken in prior years	2.1
Reduction as a result of lapse of statute of limitations	(6.0)
Reduction as a result of settlements	(6.6)
Balance at December 31, 2011	$19.5
Additions for tax positions related to 2012	1.1
Reduction for tax positions of current year	(0.2)
Reduction as a result of lapse of statute of limitations	(6.3)
Reduction for tax positions of prior years	(0.7)
Balance at December 31, 2012	$13.4

At December 31, 2012, the related accrued interest approximated $4.3 million (2011 - $5.5 million). The interest expense recognized during 2012 was $0.2 million (2011 - $0.3 million). Management determined that, as of December 31, 2012 and 2011, there was no need to accrue for the payment of penalties. The Corporation's policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation's effective tax rate, was approximately $16.9 million at December 31, 2012 (2011 - $24.2 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management's judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2012, the following years remain subject to examination: U.S. Federal jurisdiction – 2009 through 2012 and Puerto Rico – 2008 through 2012. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $10 million.

	2012		2011		2010
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$65,662	30%	$79,876	30%	$100,586	41%
Benefit of net tax exempt interest income	(25,540)	(12)	(31,379)	(12)	(7,799)	(3)
Effect of income subject to preferential
tax rate [1]	(78,132)	(36)	(1,852)	(1)	(143,844)	(59)
Deferred tax asset valuation allowance	166	-	7,192	3	143,754	59
Non-deductible expenses	23,093	11	21,756	8	28,130	11
Difference in tax rates due to multiple
jurisdictions	(6,034)	(3)	(8,555)	(3)	13,908	6
Initial adjustment in deferred tax due to
change in tax rate	-	-	103,287	39	-	-
Recognition of tax benefits from previous
years [2]	-	-	(53,615)	(20)	0	0
Unrecognized tax benefits	(8,985)	(4)	(5,160)	(2)	-	-
Others	3,367	2	3,377	1	(26,505)	(11)
Income tax (benefit) expense	$(26,403)	(12)%	$114,927	43%	$108,230	44%

[1] Includes the impact of the Closing Agreement with the P.R. Treasury signed in June 2012 and income from investments in subsidiaries subject to preferential tax rates.

[2] Represents the impact of the Ruling and Closing Agreement with the P.R. Treasury signed in June 2011.